SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K





                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                               December 19, 1997
                Date of Report (Date of earliest event reported)




                                Amscan Holdings, Inc.
             (Exact name of registrant as specified in its charter)


                 DELAWARE                   000-21827          13-3911462
      (State or other jurisdiction of      (Commission      (I.R.S. Employer
      incorporation or organization)      File Number)     Identification No.)

            80 Grasslands Road
            Elmsford, New York                                    10523
    (Address of principal executive offices)                   (Zip Code)


                                 (914) 345-2020
                        (Registrant's telephone number,
                              including area code)



         (Former name or former address, if changed since last report)







         ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

                   The information set forth under Item 5, below, is incorporated by reference herein in its entirety.

         ITEM 5.  OTHER EVENTS.

                   On December 19, 1997, Amscan Holdings, Inc. (the
         "Company") announced the consummation of the merger (the
         "Merger") of Confetti Acquisition, Inc., a Delaware corpora-tion ("Confetti") affiliated with GS Capital Partners II,
         L.P. and certain other private investment funds managed by Goldman, Sachs & Co. (collectively "GSCP"), with and into the Company pursuant to the Agreement and Plan of Merger, dated as of August
         10, 1997 (the "Merger Agreement"), providing for, among other things, the recapitalization of the Company, with the Company as the surviving corporation. The Estate of John A. Svenningsen
         (the "Estate"), which owned approximately 72% of the outstanding shares of the Common Stock, par value $0.10 per share ("Common Stock"), of the Company prior to the Merger, elected to retain almost 10% of the outstanding shares of the Company's Common Stock. No other stockholder elected to retain shares. The stockholders other than the Estate will be entitled to receive $16.50 per share in cash. Upon consummation of the Merger, GSCP held approximately 82.5% of the shares of the Company's Common Stock.

                   In connection with the Merger, the Company was capitalized with approximately $75 million in equity of which GSCP invested approximately $62 million and the Estate retained approximately $7.5 million of equity. The balance of the equity is held by management of the Company. In connection with the Merger, the Company entered into $167 million of senior credit facilities with Goldman Sachs Credit Partners L.P., as Arranger and Syndication Agent, and Fleet National Bank, as Administrative Agent. The Company also issued $110 million of 9 7/8% Senior Subordinated Notes due 2007 that were lead managed by Goldman, Sachs & Co.

                   The Company has informed The Nasdaq Stock Market, Inc. that it has voluntarily terminated its listing of the Company Common Stock as Nasdaq National Market securities.

                   A press release issued by the Company on December 19, 1997 is attached hereto as Exhibit 99.1 and is incorpo-rated herein by reference and the foregoing description is qualified in its entirety by reference to such press release.




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         ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

                   (c)  Exhibits

                   Exhibit
                     No.      Title

                   99.1       Press release of the Company, dated De-
                              cember 19, 1997.











































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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly autho-rized.

                                       AMSCAN HOLDINGS, INC.


                                       By:  /s/ James M. Harrison
                                          Name: James M. Harrison
                                          Title: President




         DATE:  December 19, 1997









































                                  EXHIBIT INDEX


         EXHIBIT
         NUMBER     EXHIBIT DESCRIPTION


         99.1       Press release of the Company, dated December 19,
                    1997.











































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